UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 1, 2011

CHEYENNE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-140204	76-0672176
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7305 Calle Sagrada
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  (661) 332-0882

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, Thomas J. Cunningham, the Chief Executive Officer, and Chief Financial Officer of Cheyenne Resources Corporation, a Nevada corporation (the “Company”) submitted a letter to the Company, which stated his resignation as Chief Executive Officer and Chief Financial Officer of the Company, effective February 1, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cheyenne Resources Corporation

Date: February 18, 2011	By:	/s/ Thomas Cunningham
Thomas Cunningham, Chief Executive Officer